Convertible Note	12 Months Ended
Dec. 31, 2021
Premiums Receivable Disclosure [Abstract]
Convertible Note

15. Convertible Note

On October 8, 2021, we invested $20 million in an unsecured convertible note from 24M, our battery platform technology licensor for our current planned facilities in Norway. See Note 7 — Commitments and Contingencies for further detail on 24M. The note matures on October 8, 2024. The note carries an annual interest rate of 5% and is convertible into common stock or preferred stock at our option beginning on October 8, 2023 or automatically upon a qualified initial public offering or direct listing in excess of our conversion price. Additionally, the note contains a change of control provision that would result in repayment of 1.75x the note’s original investment value plus any accrued interest. We have elected to account for the convertible note using the fair value option. See Note 9 — Fair Value Measurement for details on the valuation methodology.